MutualHedge Frontier Legends Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

PROSPECTUS FEBRUARY 1, 2011

Advised By:

Equinox Fund Management, LLC
1775 Sherman Street, Suite 2500
Denver, CO 80203

www.mutualhedge.com                                                                                            1-888-643-3431

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution of Fund Shares
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY: MutualHedge Frontier Legends Fund

Investment Objective:  The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a% of amount redeemed, if sold in less than 30 days)	1.00%	1.00%
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.03%	3.27%
Acquired Fund Fees and Expenses (1)	0.13%	0.13%
Total Annual Fund Operating Expenses	2.86%	5.85%
Fee Waiver and/or Reimbursement (2)	(0.87)%	(3.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.99%	2.74%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until January 31, 2012 so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 1.86% for Class A shares and 2.61% for Class C shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$765	$1,333	$1,924	$3,518
Class C	$277	$1,463	$2,630	$5,459

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:  The Fund pursues its investment objective by mainly investing in a combination of derivatives instruments and fixed-income securities (often referred to as a "managed futures" strategy) selected by the Fund’s investment adviser, Equinox Fund Management, LLC ("Equinox" or the "Adviser").  The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

• Derivative Instruments: The Fund may invest long or short in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives.  The Fund’s derivative investments are tied to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Fund invests in derivatives indirectly though its wholly-owned subsidiary that invests in underlying funds that use derivatives as part of a global macro trading program.  Derivatives are used as substitutes for securities, commodity, and currencies and for hedging price risk.

• Fixed-Income Securities: The fixed-income securities the Fund may invest in may be of any maturity and include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments, and cash.  The Fund invests in fixed income securities of domestic or foreign issuers rated BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or if unrated, determined by the Adviser to be of similar quality.

The Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund. The Subsidiary invests in the global derivatives markets through the use of one or more proprietary global macro trading programs ("global macro programs"), which are often labeled "managed futures" programs.  Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Equinox employs a four-step process to select global macro programs that are consistent with the Fund’s investment objective:

i. Research.  Equinox uses proprietary and commercial databases and analytical tools to identify global macro programs that may be suitable for the Subsidiary.

ii. Screening Global Macro Programs.  Equinox screens existing global macro programs using a quantitative and qualitative process by applying a variety of analytical and statistical methods to filter its databases for global macro programs of various trading companies and commodity trading advisers (CTAs).  These quantitative screens include risk-adjusted return analyses (e.g., Sharpe ratio), time window analyses (e.g., the percentage of profitable months), benchmark analyses (e.g., historic returns compared to a hedge fund style benchmark) and drawdown analysis (e.g., the length and depth of a program’s worst historical drawdown).

iii. Global Macro Portfolio Design.  Equinox analyzes the contribution of each global macro program to various hypothetical portfolios with the aim to develop a portfolio of global macro programs that offers more consistent performance potential with less volatility than that of any individual global macro program.

iv. Risk Management.  Equinox adheres to risk management principles in an effort to control and contain risk exposure by reviewing the global macro programs utilized by the Fund for leverage, volatility, market sector exposure, losses from peak profit levels, frequency of trading activity and other parameters to measure and manage risk.

Equinox invests the assets of the Subsidiary in such a manner so as to provide exposure to five global macro programs that Equinox believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; (iii) sectors (currencies, interest rates, stock market indices, energy resources, metals and agricultural products); and (iv) geography (geographic spread of the instruments and markets traded).  Equinox will sell securities and derivatives to rebalance among global macro programs to maintain weightings that it believes will most likely achieve the investment objective of the Fund.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

Credit Risk.  If a security issuer or a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.

Currency Risk.  The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities, commodities or currencies underlying those derivatives.  Derivatives have economic leverage inherent in their terms that will magnify losses.  There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based.  Purchased options may expire worthless.  Derivative counterparties may default.  There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

Fixed-Income Risk.  When interest rates rise, the value of the Fund’s fixed-income investments will decline.

Foreign Market Risk.  There is less legal and regulatory protection for investors than that available domestically.  Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability.  Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation.  International trading activities are subject to foreign exchange risk.

Global Macro Strategy Risk.  The profitability of any global macro program depends primarily on the ability of its investment adviser and/or its CTA to predict derivative contract price movements.  Price movements for commodity interests are influenced by, among other things:

•

changes in interest rates;

•

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•

weather and climate conditions;

•

natural disasters, such as hurricanes;

•

changing supply and demand relationships;

•

changes in balances of payments and trade;

•

U.S. and international rates of inflation and deflation;

•

currency devaluations and revaluations;

•

U.S. and international political and economic events; and

•

changes in philosophies and emotions of market participants.

The CTA’s trading methods may not take all of these factors into account. In addition, the Fund gains exposure to global macro programs through the Subsidiary’s investment in one or more private investment vehicles or commodity pools ("trading companies") advised by one or more CTAs.  In such case, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of such trading companies through reduced returns.  The aggregate weighted average management fee and weighted average incentive fee of the trading companies, in which the Subsidiary invested, were 0.64% of assets and 24.55% of trading profits, as of September 30, 2010.

Leverage/Volatility Risk.  Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments.  Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund trading positions suddenly turn unprofitable.

Liquidity Risk.  The Fund is subject to liquidity risk primarily due to its investments in derivatives.  Investments in illiquid securities involve the risk that the Fund may be unable to sell the security or sell it at a reasonable price.

Management Risk.  Equinox’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Short Sale Strategy Risk.  If a security or derivative sold short increases in price, the underlying fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  In addition, because losses on a short sale arise from increases in the value of the security sold short, such loss is theoretically unlimited.

Subsidiary Risk.  The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s Class A and Class C shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by visiting www.mutualhedge.com or by calling 1-888-643-3431.

Performance Bar Chart For Class A Shares

Calendar Year Ended December 31, 2010

Returns do not reflect sales charges and would be lower if they did

Best Quarter:	December 31, 2010	4.09%
Worst Quarter:	June 30, 2010	(1.31)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2010)

	One Year	Since Inception (12-31-09)
Class A Return before taxes	(0.91)%	(0.91)%
Class A Return after taxes on distributions	(2.08)%	(2.08)%
Class A Return after taxes on distributions and sale of Fund shares	(0.59)%	(0.59)%
Class C Return before taxes	4.45%	4.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	15.06%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  After tax returns for Class R-2 shares, which are not shown, will vary from those of Class R-1 shares.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends.  An investor cannot invest directly in an index.

Investment Adviser:  Equinox Fund Management, LLC.

Portfolio Manager:  Richard Bornhoft, Chairman and Chief Investment Officer of the Adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2009.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through a financial intermediary.  The minimum initial and subsequent investment in both classes of shares is $2,500 and $500.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund pursues its investment objective by mainly investing in a combination of derivatives instruments and fixed-income securities (often referred to as a "managed futures" strategy) that are selected by the Fund’s investment adviser, Equinox Fund Management, LLC ("Equinox" or the "Adviser").  The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

• Derivative Instruments: A derivative is an investment whose value depends on (or is derived from) the value of an underlying tangible or intangible asset.  The Fund may invest in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (OTC) derivatives.  The Fund’s derivative investments are tied to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Fund may take long or short positions in any of the markets that it trades.

• Fixed-Income Securities: The fixed-income securities the Fund may invest in may be of any maturity and include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments, and cash.  The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income.

The Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions as well as interests in trading companies expected by the Adviser to provide similar exposure to the global derivatives market.  Please refer to the Statement of Additional Information for more information about the organization and management of the Subsidiary.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement.  The Fund is relying on certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from a fund’s investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.  The Fund pays the Adviser a fee for its services.  The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The expenses borne by the Subsidiary are not be material in relation to the value of the Fund’s assets.  The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  These policies and restrictions are described in detail in the Fund’s Statement of Additional Information.  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary invests in the global derivatives markets through the use of one or more proprietary global macro trading programs ("global macro programs"), which are often labeled "managed futures" programs.  Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the global macro programs used by the Fund will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Subsidiary’s investment in a global macro program may be through investment in one or more private investment vehicles or commodity pools ("trading companies") advised by one or more commodity trading advisors or "CTAs" registered with the U.S. Commodity Futures Trading Commission.  Equinox employs a four-step process to select global macro programs that are consistent with the Fund’s investment objective:

1. Research.  Equinox uses proprietary and commercial databases and analytical tools to identify global macro programs that may be suitable for the Subsidiary.  These databases and tools are supplemented with informal investment community contacts and networks that Equinox and its personnel have developed over the past 25 years.  This research identifies global macro programs utilized by existing trading companies and/or CTAs.

2. Screening Global Macro Programs.  Equinox screens existing global macro programs using a quantitative and qualitative process.  Equinox applies a variety of analytical and statistical methods to filter its databases for global macro programs of various trading companies and CTAs.  These quantitative screens include risk-adjusted return analyses (e.g., Sharpe ratio), time window analyses (e.g., the percentage of profitable months), benchmark analyses (e.g., historic returns compared to a hedge fund style benchmark) and drawdown analysis (e.g., the length and depth of a program’s worst historical drawdown).  The global macro programs that pass the initial quantitative screens are further scrutinized using numerous qualitative factors to select those global macro programs that may be suitable for the Subsidiary and consistent with the Fund’s investment objective and desired characteristics.

3. Global Macro Portfolio Design.  Equinox analyzes the interrelationships among the selected global macro programs.  The contribution of each global macro program to various hypothetical portfolios is assessed. The aim of the process is to develop a portfolio of global macro programs that offers more consistent performance potential with less volatility than that of any individual global macro program.  Equinox uses quantitative techniques (e.g., attribution analysis and correlation analysis) and qualitative measures (e.g., trading styles and time horizons) to develop the Subsidiary’s investment strategy and the weightings of its component global macro programs.

4. Risk Management.  To monitor the results of the Subsidiary’s investments, Equinox adheres to risk management principles in an effort to control and contain risk exposure.  To ensure that investment objectives are being achieved, Equinox reviews and analyzes the global macro programs utilized by the Fund.  Equinox monitors leverage, volatility, market sector exposure, losses from peak profit levels, frequency of trading activity and other parameters to measure and manage risk.

Equinox invests the assets of the Subsidiary in such a manner so as to provide exposure to five global macro programs that Equinox believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; (iii) sectors (currencies, interest rates, stock market indices, energy resources, metals and agricultural products); and (iv) geography (geographic spread of the instruments and markets traded).

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.

Investment Objective and Strategies	Asset Class	Role in an Investor’s Portfolio

• Seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

• Invests in a combination of derivatives and fixed income securities.

• The Fund will also invest up to 25% of its total assets in its wholly-owned and controlled Subsidiary.  The Subsidiary primarily invests in derivatives (including commodity and financial futures, commodity-linked structured notes swap contracts and investment pools) and fixed income securities that serve as collateral for its derivative positions.

	• A combination of derivatives, government securities and other fixed income securities often referred to as a "managed futures" strategy.	• Allocation to alternative assets. • Complimentary role to stocks, bonds and other alternative asset classes.

Principal Investment Risks:

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in The Fund’s Fund Summary section of this Prospectus.  The following describes the common risks of the Fund, except as noted.

Credit Risk

When the Fund invests in Program Basket Derivatives, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Currency Risk

The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk

The Fund will invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives.

The risks associated with the Fund’s use of futures and options contracts include:

• The Fund experiencing losses that exceed losses experienced by the fund that does not use futures contracts and options.

• There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

• Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

• Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Fixed-Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations.  When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Foreign Market Risk

A substantial portion of the trades of the global macro programs are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets.  International trading activities are subject to foreign exchange risk.

Global Macro Strategy Risk

The profitability of any global macro program depends primarily on the ability of its investment adviser and/or its CTA to predict derivative contract price movements. Price movements for commodity interests are influenced by, among other things:

• changes in interest rates;

• governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

• weather and climate conditions;

• natural disasters, such as hurricanes;

• changing supply and demand relationships;

• changes in balances of payments and trade;

• U.S. and international rates of inflation and deflation;

• currency devaluations and revaluations;

• U.S. and international political and economic events; and

• changes in philosophies and emotions of market participants.

The CTA’s trading methods may not take all of these factors into account.

In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  Furthermore, the global macro programs to which the Fund’s investments are exposed use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks.  The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.  In addition, Global Macro Programs are typically subject to relatively high management fees and often include performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments.  These costs are in addition to the operating expenses associated with the Fund.  The combined impact of these costs will reduce Fund performance.  Furthermore, performance-based fees may create an incentive for CTAs to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

The Adviser anticipates that the Global Macro Programs will be subject to management fees that range between 0.0% and 2.0% of notional exposure.  Performance-based incentive fees are expected to range from 15.0% to 30.0% of new high net trading profits.  The Global Macro Programs are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

Leverage/Volatility Risk

The Fund invests in Program Basket Derivatives.  Under normal circumstances, the Fund’s purchase of Program Basket Derivatives will provide the Fund with economic exposure to the hedge funds within the Program Basket as if approximately all of the Fund’s assets were invested in the Program Basket.  However, Program Basket Derivatives will normally have economic leverage inherent in their terms.   In addition, hedge funds that compose the Program Basket may use leverage.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund would result in a loss that would be significantly greater than if leverage were not employed.  As a result, a small investment in Program Basket Derivatives likely will have a potentially large impact on the Fund’s performance; and gains or losses will be amplified, increasing the volatility of the share price of the Fund.

The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund trade positions suddenly turn unprofitable.

Liquidity Risk

The Fund is subject to liquidity risk primarily due to its investments in Program Basket Derivatives.  The Fund may invest up to 15% of its net assets in illiquid securities, such as swaps, options, warrants and other derivative instruments.  Program Basket Derivatives generally are not readily marketable and, therefore, may be deemed to be illiquid.  A security is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued.  Investments in illiquid securities involve the risk that the Fund may be unable to sell the security or sell it at a reasonable price.  In addition, the Fund may be required to liquidate positions or close out Program Basket Derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in Program Basket Derivatives is also subject to the risk that the Fund may not be able to terminate the Program Basket Derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements.  As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk

Equinox’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Short Sale Strategy Risk

The Program Basket comprises hedge funds that may sell equity securities short.  If a security sold short increases in price, the underlying hedge fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the hedge fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the investment program may be required to pay in connection with the short sale.  In addition, because losses on a short sale arise from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Subsidiary Risk

The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses their portfolio holdings is available in the Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund.  It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the SEC as an investment adviser since 2007.  The Adviser’s principal place of business is located at 1775 Sherman Street, Suite 2500, Denver, CO 80203.  The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.  As of September 30, 2010, the Adviser had approximately $1,054 million in assets under management.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of average daily net assets for the Fund. The Adviser has contractually agreed with the Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to 1.86% of average daily net assets for Class A Shares and 2.61% of average daily net assets for Class C Shares of the Fund through January 31, 2012.  Fees deferred or reimbursed are subject to possible recoupment from the applicable class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders.

Portfolio Manager:  Richard Bornhoft is the Chairman and Chief Investment Officer of the Adviser and is responsible for all day-to-day investment decisions for the Fund, including: (i) development of alternative asset strategies; (ii) final screening and selection of the Program Basket and other financial instruments; (iii) negotiation of the terms of each investment (including those of managed accounts and over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management.  Mr. Bornhoft served as President and CEO of Equinox from its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and CEO of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors.  Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group.  He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry.  Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty pension plans, corporations and banking institutions throughout the world.  He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, The Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

The Fund offers two classes of shares, Class A and Class C.  Both Classes are designed for individual and retail investors.  You will need to decide on a share class to purchase before making your initial investment.  You should weigh the impact of all potential costs over the life of your investment.  Each share class is available to all investors who meet the investment minimum for the class, as described below.

Front-End Sales Charges – Class A Shares

Class A shares of The Fund are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of a Fund, at net asset value with the following front end sales charges ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in a Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may qualify for reduced sales charges or sales charge waivers.  If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary.  To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.  This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries.  In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.  See "Reduced Sales Charges" on the following page.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

• through reinvestment of dividends and distributions;

• through an Equinox asset allocation account advised by the Adviser or one of its affiliates;

• by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

• by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

• by employees, and members of their immediate family, of the Adviser and its affiliates;

• by employees and retirees of the Fund administrator or distributor;

• by Trustees and officers of the Trust;

• by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously held with the Adviser;

• by participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor;

• by clients of registered investment advisers that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee;

• by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

• through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund’s distributor or otherwise, do not receive any portion of the front-end sales charge.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days.  In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge.  To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption.  In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.  Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing.  The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation.  If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Fund’s transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load.  You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount.  You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.  In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.  The Fund will only consider the value of Class A Shares sold subject to a sales charge.  As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation.  To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent.  In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter.  Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter.  The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21).  This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

• an individual, his or her spouse, or children residing in the same household;

• any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

• a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

• any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge.  Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it.  Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

MutualHedge Frontier Legends Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-888-643-3431

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $2,500 and the minimum subsequent investment in Fund shares is $500.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive or reduce the investments under certain circumstances.  The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the particular Fund in which you intend to invest.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after a Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:
the name of the Fund; the dollar amount of shares to be purchased; a completed purchase application or investment stub; and check payable to the applicable Fund.

Purchases through Brokers

You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in a Fund, please call the Fund at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account.  Please contact the Fund at 1-888-643-3431 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-888-643-3431 the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redemptions

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

MutualHedge Frontier Legends Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137 1-888-643-3431

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-643-3431.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Early Redemption Fee

The Fund may charge a 1.00% redemption fee on the proceeds (calculated at market value) of a redemption of its shares made less than 30 days of purchase.  The redemption fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.  The redemption fee is imposed to the extent that the number of Fund shares redeemed in less than 30 days exceeds the number of Fund shares that have been held for 30 days or more. The redemption fee will not apply in the following circumstances:

• Redemptions resulting from death or disability

• Redemptions through an Automatic Transfer Plan

• Redemptions of shares purchased through an Automatic Investment Plan

• Redemptions of shares acquired through dividend reinvestment

• Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended and

• Redemptions in connection with Exchanges of Shares

Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-643-3431.

When Redemptions are Sent

Once a Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect The Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

• The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

• The request must identify your account number;

• The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

• If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

• you wish to change the bank or brokerage account that you have designated on your account;

• you request a redemption to be made payable to a person not on record with the Fund;

• you request that a redemption be mailed to an address other than that on record with a Fund;

• the proceeds of a requested redemption exceed $50,000;

• any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

• your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Fund.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Financial Intermediaries

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, a Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Exchanging Shares

At no charge, you may exchange Class A or Class C Shares of a MutualHedge Fund for the same share class of another MutualHedge Fund by writing to or calling the Fund. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and do not accommodate market timing or other disruptive trading activities.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.  The Fund may invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund’s Board has also approved the 1.00% early redemption fee on shares redeemed in less than 30 days of purchase.

The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy."  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder’s transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of The Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that a shareholder may be engaged in market timing or other disruptive trading activities.  Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that the Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of the Fund.  While The Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.  If the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.  Call 1-888-643-3431 to find out when a Fund expects to make a distribution to shareholders.

The Fund may invest in complex securities and derivatives which may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each sale or exchange of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

More information about taxes is in the Statement of Additional Information.

Dividends and Distributions

Normally, The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually.  If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.  To elect cash payment, you must notify the Fund in writing prior to the date of the distribution.  Your election will be effective for dividends and distributions paid after the Fund receives your written notice.  To cancel your election, simply send the Fund written notice.

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1.   You may invest all income dividends and capital gains distributions in additional shares of a Fund. This option is assigned automatically if no other choice is made.

2.   You may elect to receive income dividends and capital gains distributions in cash.

3.   You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of a Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at a Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the Transfer Agent prior to the record date for the distribution for which a change is requested.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution of Fund Shares

The Fund has adopted a distribution plan for Class A and Class C Shares that allows the Fund to pay distribution and service fees for the sale and distribution of their shares, and for services provided to shareholders.  Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Distribution fees, as a maximum annual percentage of average daily net assets, are 0.25% for Class A shares and 1.00% for Class C shares.

Shareholder Servicing Arrangements

The Fund may compensate financial intermediaries for providing a variety of services to shareholders.  "Financial intermediaries" include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates.  This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary.  The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.  In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account.  Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets.  The Fund does not pay these service fees on shares purchased directly.  In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

Additional Compensation to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus.  These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund.  A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of a Fund available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries.  To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.  For more information please see "Payments to Financial Intermediaries" under the heading "Shareholder Services" in the Fund’s Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates.  These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary.  Any such payments will not change the net asset value or price of a Fund’s shares.  Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Householding

To reduce expenses, the Fund will mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-643-3431 on days the Fund is open for business or contacts your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the MutualHedge Frontier Legends Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by McGladrey & Pullen, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s September 30, 2010 annual report, which is available upon request.  Because the MutualHedge Event Driven Legends Fund and the MutualHedge Long-Short Legends Fund have not commenced investment operations, no financial highlights are available for those Funds at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented

	Class A	Class C
	Period Ended September 30, 2010 (1)	Period Ended September 30, 2010(1)
Net asset value, beginning of period	$ 10.00	$ 10.00
Activity from investment operations:
Net investment loss(2)	(0.09)	(0.14)
Net realized and unrealized
gain on investments	0.19	0.19
Total from investment operations	0.10	0.05

Net asset value, end of period	$ 10.10	$ 10.05

Total return(3)(8)	1.00%	0.50%

Net assets, at end of period (000s)	$ 113,177	$ 8,836

Ratio of gross expenses to average
net assets(4)(5)(6)	2.98%	5.97%
Ratio of net expenses to average
net assets(5)(6)	2.20%	2.95%
Ratio of net investment loss
to average net assets(5)(7)	(1.19)%	(1.99)%

Portfolio Turnover Rate(8)	0%	0%

(1) The MutualHedge Frontier Legends Fund’s Class A and Class C shares commenced operations on December 31, 2009.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data per period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized for periods less than one full year.
(6) Does not include the expenses of other investment companies in which the Fund invests.
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

MUTUALHEDGE FUNDS

Investment Adviser Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203	Transfer Agent Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Distributor Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137	Custodian Union Bank, National Association 350 California Street, 6th Floor San Francisco, California 94104
Legal Counsel Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202	Independent Registered Public Accountants McGladrey & Pullen LLP 555 Seventeenth Street, Suite 1000 Denver, Colorado 80202

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated February 1, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected The Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-643-3431 or visit www.mutualhedge.com.  You may also write to:

MutualHedge Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720